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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




          Date of Report (Date of earliest event reported) May 8, 2001
                         Commission File Number 0-23155


                                 TRIMERIS, INC.
                           (Exact name of registrant)


       Delaware                                    56-1808663
  (State of organization)              (I.R.S. Employer Identification Number)


         4727 University Drive, Suite 100, Durham, North Carolina 27707
             (Address of principal executive offices and zip code)

                                 (919) 419-6050
                         (Registrant's telephone Number)


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ITEM 5.  OTHER EVENTS

                  Trimeris, Inc. incorporates herein by reference the information contained in the press release filed as Exhibit 99 to this Current Report.


ITEM 7.  EXHIBITS

                Exhibit No.
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                  99       Press Release by Trimeris, Inc., dated May 8, 2001




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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                   TRIMERIS, INC.



                   By:   /s/ Dani P. Bolognesi
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                          Dani P. Bolognesi
                          Chief Executive Officer and Chief Scientific Officer



Dated: May 8, 2001